UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 31, 2020
Date of Report (Date of earliest event reported)
DELEK LOGISTICS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35721		45-5379027
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

7102 Commerce Way	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)
(615) 771-6701
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	DKL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Explanatory Note

On April 6, 2020, Delek Logistics Partners, LP, a Delaware limited partnership ( “Delek Logistics”), filed a Current Report on Form 8‑K (the “Initial 8-K”) to report that Delek Logistics and its wholly owned subsidiary DKL Permian Gathering, LLC (“DKL PG”) had entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Delek US Holdings, Inc. (“Delek Holdings”) and certain subsidiaries of Delek Holdings (such subsidiaries, the “Contributors”), pursuant to which DKL PG acquired the principal assets associated with the Contributors’ crude oil gathering system located in Howard, Borden, and Martin Counties, Texas (the "Big Spring Gathering System"). This Amendment No. 1 on Form 8-K/A amends and supplements the Initial 8-K to include the historical audited and unaudited carve-out financial statements of Big Spring Gathering System, which include the assets of the Midland Connector System currently under construction and not acquired in this transaction, and the pro forma combined financial information required by Item 9.01 of Form 8-K that were not included in the Initial Form 8‑K in reliance on the instructions to such item.

Item 9.01        Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Big Spring Gathering System as of and for the year ended December 31, 2019, with the accompanying notes, are filed herewith as Exhibit 99.1 to this Form 8-K/A.

The unaudited interim financial statements of Big Spring Gathering System as of March 31, 2020 and for the three months ended March 31, 2020 and 2019, with the accompanying notes, are filed herewith as Exhibit 99.2 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of Delek Logistics and Big Spring Gathering System for the year ended December 31, 2019 and for the three months ended March 31, 2020 and 2019, with the accompanying notes, are filed herewith as Exhibit 99.3.

(c) Exhibits.

23.1	Consent of Ernst & Young LLP

99.1	Audited financial statements of Big Spring Gathering System as of and for the year ended December 31, 2019.

99.2	Unaudited interim financial statements of Big Spring Gathering System as of March 31, 2020 and for the three months ended March 31, 2020 and 2019.

99.3
Unaudited pro forma condensed consolidated financial statements of Delek Logistics and Big Spring Gathering System for the year ended December 31, 2019 and for the three months ended March 31, 2020 and 2019.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2020	DELEK LOGISTICS PARTNERS, LP
By: Delek Logistics GP, LLC
its general partner

/s/ Reuven Speigel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)